Innovating the future of cancer care to cure patients and preserve organ function March 2026 Exhibit 99.2

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Transforming early cancer treatment through disruptive innovation

Novel class of drugs: virus-like drug conjugates

VDCs have the potential to transform early cancer treatment

Novel MoA: direct tumor cell killing and immune cell activation

Positive clinical data in multiple indications

Positive phase 2 data in early choroidal melanoma with phase 3 ongoing under FDA SPA agreement

Multiple clinical complete responses with single low dose in phase 1 trial in NMIBC

Large market opportunity in areas of unmet need

Ocular oncology
~66,000 patients/yr (US/EU)[1–7]

Urologic oncology
~500,000 patients/yr (globally)[8]

Key upcoming milestones

Complete enrollment in the phase 3 trial in early choroidal melanoma and phase 1b/2 trial in NMIBC

Current cash expected to fund operations into Q1 2027

1. Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **3.** Newton R et al. *Lancet.* 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024. **8.** Bladder cancer. Putnam & Assoc. Epidemiology Analysis.

Early choroidal melanoma, small choroidal melanoma or indeterminate lesions; **FDA**, United States Food and Drug Administration; **SPA**, special protocol assessment; **VDC,** virus-like drug conjugate, **MoA,** mechanism of action; **NMIBC,** non-muscle-invasive bladder cancer.

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a Virus-like drug conjugates (VDCs) bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of heparan sulfate proteoglycans (HSPGs).1 1. Kines RC, and Schiller JT. Viruses. 2022;14(8):1656. mHSPG, modified heparan sulphate proteoglycan; NMIBC, non-muscle-invasive bladder cancer; PoC, proof of concept. Clinical pipeline across multiple solid tumor indications Program Preclinical Phase 1 Phase 2 Phase 3 Planned 2026 milestones Ocular oncology Early choroidal melanoma Complete phase 3 enrollment Metastases to the choroid Phase 2 PoC data Ocular surface cancers Phase 1 PoC data Urologic oncology Non-muscle-invasive bladder cancer (NMIBC) Phase 1b/2 data Other mHSPGa expressing tumors Undisclosed

Virus-like drug conjugates have the potential to transform early cancer treatment

Unique tumor selectivity
Targets a key receptor molecule expressed in the early stages of malignant tumor transformation

Tumor and mutation-agnostic
>100 cell lines
>15 animal tumor models



Dual MoA
Targeted cytotoxicity and immune activation; potential to generate lasting anti-tumor T-cell memory

High potency
~200 cytotoxic molecules per VLP; demonstrated picomolar efficacy in multiple animal tumor models

Positive clinical data in multiple early-stage local cancers
- **Choroidal melanoma:** Positive phase 2 end of study data; phase 3 ongoing
- **NMIBC:** Positive phase 1 data; phase 1b/2 ongoing

Favorable safety profile
No treatment-related SAEs and no DLTs reported in phase 2 choroidal melanoma trial or phase 1 data readout in NMIBC trial

DLT, dose-limiting toxicity; **MoA**, mechanism of action; **NMIBC**, non-muscle-invasive bladder cancer; **SAE**, serious adverse event; **VLP**, virus-like particle.

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Bel-sar has a novel dual mechanism of action Disruption of the tumor cell membrane and pro-immunogenic cell death by necrosis leads to T cell activation and immune-mediated tumor cell killing Kines RC, et al. Int J Cancer. 2016;138(4):901–11. Kines RC, et al. Mol Cancer Ther. 2018;17(2):565–74. Kines RC, et al. Cancer Immunol Res. 2021;9:693–706. Bel-sar, belzupacap sarotalocan; DAMPs, damage-associated molecular patterns; HSPG, heparan sulfate proteoglycan; VDC, virus-like drug conjugate. Bel-sar (AU-011) is an investigational product candidate. The effectiveness and safety of bel-sar have not been established, and bel-sar is not approved for use in any jurisdiction. Release of DAMPs induces anti-tumor immunity Bel-sar treatment is designed to be cytopathic to resident suppressor cells, reducing the immune-suppressive microenvironment and contributing to anti-tumor immunity Reactive oxygen species disrupts cell membrane and organelles Targeted cytotoxicity and long-term anti-tumor immune memory

CNS, central nervous system; cCR, clinical complete response; GI, gastrointestinal; IND, investigational new drug application; MIBC, muscle-invasive bladder cancer; NMIBC, non-muscle-invasive bladder cancer; SPA, special protocol assessment. Bel-sar: a platform designed for therapeutic expansion into multiple cancers Urologic oncology Other cancers Bladder cancer NMIBC/MIBC Positive phase 1 data in NMIBC Multiple cCRs with single dose Phase 1b/2 ongoing Potential to expand to MIBC Other urologic cancers Next-generation combination strategies CNS cancers GI cancers Head and neck cancer Breast cancer Lung cancer Cutaneous melanoma Ocular oncology - Rare oncology Choroidal melanoma Ongoing phase 3 with SPA Based on positive phase 2 clinical data Metastases to the choroid Phase 2 ongoing Cancers of the ocular surface Pre-clinical Retinoblastoma (pediatric) Pre-clinical

Ocular oncology Bel-sar target indications: Early choroidal melanoma | Metastases to the choroid | Ocular surface cancers

Bel-sar opportunities in ocular oncology represent a highly targeted multi-billion-dollar addressable market

- Bel-sar has the potential to become the new standard of care with no competition in clinical development for our patient populations

Ocular oncology: **a large unmet need** with no vision-preserving therapy

~66,000 patients/year

Ocular oncology franchise total addressable market (US/EU)



~35,000/yr[a,1–5]
Ocular surface cancers
~11,000/yr[6]
Choroidal melanoma
Retinoblastoma
~500/yr[7]
Metastases to the choroid
~20,000/yr[6]

[a] Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia[1-5]

1. Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **2.** Triay E et al. *Br J Ophthalmol*. 2009;93(11):1524-8. **3.** Newton R et al. *Lancet*. 1996;347(9013):1450-1. **4.** Dalvin LA. *Br J Ophthalmol*. 2018;102(12):1728-1734. **5.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev*. 1997;6(2):73-7. **6.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. **7.** American Cancer Society. Key statistics for retinoblastoma. Available at: https://www.cancer.org/cancer/types/retinoblastoma/about/key-statistics.html. Accessed Sept 5, 2024.

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Early choroidal melanoma is a rare disease that has **no approved therapies**

Opportunity to transform early-stage treatment intervention

- The current standard-of-care is radiotherapy – treatment that frequently leads to legal blindness[4,5]

Choroid is 90% of the uvea[1]



~11,000/yr[3]
Choroidal melanoma
Iris
Ciliary body

Uvea: Choroid, ciliary body and iris

Choroidal melanoma is the most common primary intraocular cancer in adults[2,3]

~80% of patients diagnosed with **early-stage disease**[3]

50% of patients **develop metastasis** within 15 years (metastatic uveal melanoma)[2]

1. Heiting, G. Iris/uvea of the eye. Available at: https://www.allaboutvision.com/en-gb/resources/uvea-iris-choroid/. Accessed Oct. 3, 2023. **2.** Kaliki S and Shields CL. *Eye (Lond).* 2017;31(2):241-257. **3.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam.
4. Jarczak J, Karska-Basta I, Romanowska-Dixon B. *Medicina (Kaunas)*. 2023;59(6):1131. **5**. Tsui I, Beardsley RM, McCannel TA, Oliver SC, et al. *Open Ophthalmol J.* 2015;9:131-5.

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SoC radiotherapy: **high morbidity** and vision-threatening outcomes

‘Watch-and-wait’ is the standard approach in early choroidal melanoma

Observation
‘Watch-and-wait’

Diagnosis of early CM[a]

Treat early and risk vision loss;
Delay treatment and risk metastasis[1]

SoC radiotherapy

Regular monitoring for risk factors/growth[6]

Bel-sar has the potential to be used early, with the opportunity to preserve vision and improve patient outcomes



Frequent AEs; up to 87% become legally blind in the treated eye[1–6]

Radiation retinopathy	>40%
Surgeries secondary to AEs	>40%
Dry eye syndrome	~20%
Enucleation/eye loss	~10–15%
Neovascular glaucoma	~10%

[a] 75-80% of patients diagnosed with early-stage disease[7]. 2/3 of patients present with symptoms, 1/3 of patients diagnosed during routine exam.[8]

1. Kaliki S, Shields CL. *Eye.* 2017;31(2):241–257. **2.** Jarczak J et al. *Medicina (Kaunas).* 2023;59(6):1131. **3.** Tsui I, et al. *Open Ophthalmol J.* 2015;9:131–5. **4.** Shields CL, et al. *Arch Ophthalmol.* 2000;118(9):1219–1228. **5.** Peddada KV, et al. *J Contemp Brachytherapy.* 2019;11(4):392–397. **6.** Shields CL et al. *Curr Opin Ophthalmol.* 2019;30(3):206–214. **AE**, adverse event; **CM,** choroidal melanoma; **SoC**, standard-of-care.

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Bel-sar: pioneering frontline treatment for early choroidal melanoma



Small
Medium
Large
Metastatic
Early choroidal melanoma
SIZE (mm):
1
2.5 – 3
>10
Indeterminate lesions
Small melanomas
Risk factors
Growth
Small CM
Prevalence of choroidal nevi ranges from 4.6–7.9% in Caucasians[2]
Enuc.
Observation
Radiotherapy
Radiotherapy
Systemic chemotherapy (KIMMTRAK®)
Incidence: patients US/EU[a]
Local – early
(~8,000)
Local – late
(~2,300)
Metastatic
(~2,000)

Current treatment landscape for choroidal melanoma[1-3]

[a]Each figure represents ~250 persons.
1. Shields CL et al. Choroidal and ciliary body melanoma. Available at: https://eyewiki.aao.org/Choroidal_and_Ciliary_Body_Melanoma Accessed September 9, 2024. **2.** Singh AD, et al. *Ophthalmology.* 2005;112(10):1784–89 (U.S. population). **3.** Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. **CM**, choroidal melanoma; **Enuc.**, enucleation.

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No radiation- related morbidity Vision preservation Local tumor control Reduce metastasis risk with early treatment Improve safety and quality of life In-office procedure Two injections (2 min. each) 30 min. apart 10-30 min. procedure Delivery via suprachoroidal injection Light activation with standard ophthalmic laser Suprachoroidal Bel-sar is designed to treat cancer early and preserve vision Bel-sar has the potential to be the first-in-class vision-preserving therapy Targeting initial adoption by ocular oncologists post approval Expansion to retina specialists who currently monitor patients for progression

Phase 2 data validate bel-sar’s potential in early choroidal melanoma

Open-label, dose-escalation with suprachoroidal administration

Patients with early choroidal melanoma[a] (n=22)

Subtherapeutic regimens (N=10)
1–2 doses (n=9); 2 cycles (6 doses; n=1)

Therapeutic regimen (N=12)[b]
3 cycles (9 doses)

Cohort 1 (n=1)	Cohort 2 (n=3[c])	Cohort 3 (n=2)	Cohort 4 (n=3)	Cohort 5 (n=3)	Cohort 6 (n=10)
1 dose: 20 µg x 1 laser	1 dose: 40 µg x 1 laser	1 dose: 40 µg x 2 lasers	2 doses: 40 µg x 2 lasers QW x 2	6–9 doses: 40 µg x 2 lasers QW x 3, up to 3 cycles	9 doses: 80 µg x 2 lasers QW x 3, 3 cycles
(20 µg)	*(40 µg)*	*(40 µg)*	*(80 µg)*	*(240–360 µg)*	*(720 µg)*

Total intended dose

Results at 12-months follow-up:

Tumor control

- 80% tumor control rate[d]
- Complete cessation of growth among responders[d]

Visual acuity

- Visual acuity preservation in 90% of patients[d]

Safety

- Favorable safety profile; no treatment-related SAEs and no grade 3-5 treatment-related AEs

Route of administration

- Initial safety and efficacy data support SC administration

One cycle = Doses on days 1, 8, and 15. [a] Early choroidal melanoma, small choroidal melanoma or indeterminate lesions. [b] 12 patients enrolled, 1 patient who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). [c] Cohort 2: 2 participants were planned; third participant was additionally enrolled due to dose error in 1 participant. [d] Phase 3-eligible patients receiving therapeutic regimen (3 cycles) (n=10; one participant receiving a therapeutic regimen with a circumpapillary tumor that did not meet phase 3 criteria is not included). Local complete response, or CR, in early choroidal melanoma is described as tumor control and complete arrest of tumor growth by ocular oncologists.

AE, adverse event; **QW**, every week; **SAE**, serious adverse event; **SC**, suprachoroidal.

ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences.

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Efficient phase 3 design in a rare disease setting

COMPASS

Goal: Determine efficacy and safety of bel-sar vs sham control for treatment of early choroidal melanoma

Participants with early choroidal melanoma[a]

Target enrollment ~100 participants globally

Sites in North America, Europe, Middle East and Asia-Pacific Regions

Randomization 2:1:2

80 µg bel-sar
(n=40)

40 µg bel-sar[b]
(n=20)

Sham control
(n=40)

15-month primary efficacy analysis

Primary endpoint

Time to tumor progression

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD

First key secondary endpoint

Time to composite endpoint: Tumor progression or visual acuity failure

Increase in tumor thickness ≥0.5 mm or ≥1.5 mm in LBD **OR** ≥15 decrease in ETDRS-BCVA letter score from baseline

Received **fast track** and **orphan drug designations**

An **SPA agreement** indicates concurrence by the FDA that the design of the trial can adequately support a regulatory submission

[a] Early choroidal melanoma, small choroidal melanoma or indeterminate lesions. [b] 40 µg bel-sar arm included for masking; excluded from statistical analysis.
BCVA, best-corrected visual acuity; **CM**, choroidal melanoma; **ETDRS,** Early Treatment Diabetic Retinopathy Study; **FDA**, United State Food and Drug Administration; **LBD**, largest basal diameter; **SPA**, special protocol assessment.
ClinicalTrials.gov Identifier: NCT06007690; AU-011-301.

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Strong phase 2 results support a highly-powered phase 3 study aligned with FDA-endorsed SPA Kaplan-Meier analysis simulation of time-to-event using phase 2 data Study duration 12 months. Participants either had an event or were censored at the last visit; some had their Week 52 visit after 365 days. Any events at the final visit are assigned to the actual time of that visit. Log-rank test p-value based on unsimulated original Kaplan-Meier curves. BCVA, best-corrected visual acuity; ETDRS, early treatment diabetic retinopathy study; FDA, United States Food and Drug Administration; LBD, largest basal diameter; SPA, special protocol assessment. ClinicalTrials.gov Identifiers: NCT04417530; AU-011-202 (phase 2); NCT06007690; AU-011-301 (phase 3). Data on file, Aura Biosciences. Survival probability P = 0.0005 Time to tumor progression Time to composite endpoint Change from baseline in thickness ≥0.5 mm; or in LBD ≥1.5 mm confirmed by at least one repeat assessment Therapeutic n=10 Subtherapeutic n=10 Time to tumor progression or vision acuity failure (≥15 letter loss in ETDRS-BCVA), whichever occurs earlier 0.0 0.2 0.4 0.6 0.8 1.0 + Censored 0.0 0.2 0.4 0.6 0.8 1.0 0 100 200 300 400 500 P = 0.0008 Survival probability 0 100 200 300 400 500 + Censored Treatment duration (days) Treatment duration (days)

Bel-sar has a **significant commercial opportunity** to expand into additional ocular oncology indications



Addressable market (US/EU)
Ocular surface cancers[a,2–6]
~35,000/yr
Metastases to the choroid[1]
~20,000/yr
Early choroidal melanoma[1]
~11,000/yr
ANTICIPATED EXPEDITED TIMELINE FOR SUBSEQUENT INDICATIONS

Bel-sar's potential value drivers

- Highly favorable competitive landscape
- Regulatory and manufacturing synergies
- Focused call point (~100 ocular oncologists in US/EU) with potential expansion to retina specialists
- Same centers
- Small (<20) field-based team
- Buy-and-bill reimbursement

Bel-sar has the potential to transform the ocular oncology field as a **vision-preserving therapy** that **alleviates patient burden** and potentially **reduces local recurrence and risk of metastasis with early treatment**

[a]Includes conjunctival melanoma, primary acquired melanosis, squamous cell carcinoma and ocular surface squamous neoplasia.[2-6]

1. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. **2.** Yu G-P et al. *Am J Ophthalmol.* 2003;135(6):800-6. **3.** Triay E et al. *Br J Ophthalmol.* 2009;93(11):1524-8. **4.** Newton R et al. *Lancet*. 1996;347(9013):1450-1. **5.** Dalvin LA. *Br J Ophthalmol.* 2018;102(12):1728-1734. **6.** Sun EC et al. *Cancer Epidemiol Biomarkers Prev.* 1997;6(2):73-7.

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Urologic oncology Bel-sar target indications: Intermediate-risk NMIBC | High-risk NMIBC NMIBC, non-muscle-invasive bladder cancer.

Bladder cancer

Bladder cancer: High unmet medical need for function-preserving organ-sparing therapies

Bladder cancer is a significant patient and financial burden globally

9th **most common cancer worldwide**[1]

>600,000 cases/year globally[1]

614,298 diagnosed in 2022[1]
(>7% increase from 2020)[1,2]

>$6 billion

Annual cost of treatment in US[3]

One of the highest lifetime treatment costs of all cancers

Conventional adjuvant treatments are suboptimal

- Significant treatment burden
- Side effects often lead to treatment discontinuation
- Inadequate efficacy leads to recurrence
- Risk of disease progression/metastasis
- Loss of bladder/cystectomy



75%
NMIBC
25%
MIBC
BLADDER LUMEN
Cross section of bladder wall
Tis
Ta
T1
T2
T3
T4
Urothelium
Lamina propria
Muscle
Serosa/Adventitia

Majority of patients present with NMIBC[4]

84% **do not complete a full course** of BCG treatment[5]

~75% with NMIBC develop **recurrence after treatment**[6]

>60% with HR NMIBC are at **risk of recurrence** within 1 year[7]

20% with HR NMIBC may **progress to MIBC** within 4 years of diagnosis[8]

50% with MIBC may progress to **metastatic disease**[9]

1. GLOBOCAN 2022. Bladder. Available at: https://gco.iarc.who.int/media/globocan/factsheets/cancers/30-bladder-fact-sheet.pdf. Accessed October 24, 2025. **2.** Sung H, et al. *CA Cancer J Clin*. 2021;71(3):209–49. **3.** Clark O, et al. *Pharmacoecon Open*. 2024;8(6):837–45. **4.** Burger M, et al. *Eur Urol*. 2013;63(2):234–41. **5.** Lamm DL, et al. *J Urol.* 2000;163(4):1124–9. **6.** Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **7.** Gurbani CM, et al. *Bladder Cancer.* 2025;11(2):1–21. **8.** Shore ND, et al. *Urol Oncol*. 39(10):642–63. **9.** Patel VG, et al. *CA Cancer J Clin*. 2020;70(5):404–23. **BCG**, Bacillus Calmette-Guerin; **HR**, high risk; **MIBC**, muscle-invasive bladder cancer; **NMIBC**, non-muscle-invasive bladder cancer; **SAE**, serious adverse event; **TURBT,** transurethral resection of bladder tumor.

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NIR, near-infrared. Bel-sar is a potential first-in-class frontline therapy designed to treat the tumor, activate durable anti-tumor immunity, and reduce recurrence risk Transformative clinical and commercial potential Current bladder cancer therapies are invasive and lack durable efficacy Patients often face multiple recurrences and cumulative treatment burden Bel-sar targets and destroys the tumor while triggering ‘immune activation’ within the tumor microenvironment Positioned as a frontline, off-the-shelf therapy with potential use across disease spectrum Addresses a major unmet need 1 z First tumor specific focal immune therapy 2 Transformative clinical and commercial potential 3 Elicits a durable, adaptive, anti-tumor immunity without systemic toxicity z NIR light Bel-sar injection Localized Immune Activation z AU-012 In-office administration supports broad patient access and complements existing standards

Purpose-built for urologists, simplifies delivery, supports broader access, and strengthens commercial positioning BSL, biosafety level. AU-012 Stable at 2–8°C with simple refrigeration Convenient administration in urologist office anticipated No need for cold chain (–70°C) No need for biosafety (BSL-2) No need for general anesthesia <20-minute procedure No special delivery or handling expected Adjusted volume and concentration New formulation delivers a differentiated product optimized for urology practice 12-Month stability demonstrated

Current treatment paradigm based on upfront resection leads to recurrence


Low grade – low & intermediate risk
High-risk papillary disease
High-risk CIS – BCG unresponsive
Recurrence[a]
Front line
TURBT
recurrence
Adjuvant therapy
BCG
Intravesical chemotherapy
Front line
TURBT
recurrence
Adjuvant therapy
BCG
Intravesical chemotherapy
Adjuvant therapy
Intravesical gene therapy
Systemic immunotherapy
Intravesical immunotherapy
Cystectomy
Prevalence (US patients)[1–3]
~80,000
~20,000
~4,000
Disease progression

High recurrence rate leads to multiple surgeries and burdensome adjuvant treatment intervention

[a]42–84% of low-grade intermediate-risk patients develop recurrence.[4,5] **1.** Holzbeierlein JM et al. *J Urol.* 2024;212(1):3–10. **2.** Holzbeierlein JM et al. *J Urol.* 2024 Apr;211(4):533–58. **3.** Internal Aura epidemiology of market size; data on file.
4. Shalata AT, et al. *Cancers (Basel).* 2022;14(20):5019. **5.** van Rhijn BWG, et al. *Eur Urol.* 2009;56(3):430–42. **BCG**, Bacillus Calmette-Guérin; **CIS**, carcinoma *in situ;* **TURBT**, transurethral resection of bladder tumor.

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Bel-sar is pioneering the neoadjuvant space in NMIBC

Bel-sar offers a first-line, tumor-directed approach designed for lasting benefit

1


NIR light
bel-sar
injection
Necrotic tumor cells
DAMPS and
neoantigens
T cell
trafficking
and
proliferation
Activatio
n of APCs
Presentation of
neoantigens to T
cells

Bel-sar's directed anti-tumor immune response

2



TURBT +/- single instillation

3



No tumor cells + immune surveillance

Treatment goals

- Durability of response
- Reduced recurrence
- Reduced risk of progression
- Reduced subsequent treatment burden with fewer interventions

In-office administration of bel-sar supports potential broad patient access and scalability, driving adoption and differentiation – complementing, not replacing, existing standards

APCs, antigen-presenting cells; **DAMPs,** damage-associated molecular patterns; **NIR**, near infrared; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor.

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Phase 1 safety and feasibility study:
Bel-sar administered before scheduled biopsy and SoC TURBT

Treatment phase: Feasibility and mechanism of action

Day 1


Injection of AU-011

Cystoscopy + biopsy
bel-sar injection

Pathology specimen

Day 2


Drug activation via infrared light

Cystoscopy
laser light activation

Day 9 ± 1 (Cohort A)
Day 14+7 (Cohort B+C)


Tumor necrosis

Final cystoscopy

SoC TURBT
Pathology specimen

Final efficacy evaluation

Follow-up phase: Safety

Day 56 ± 7

Final safety evaluation

End of follow-up

Clinical response data up to 21 days;
safety data up to 56 days

SoC, standard-of-care; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Single dose of bel-sar produced **clinical complete responses** in intermediate- and high-risk NMIBC

Intermediate risk (n=5)

- **4/5 treated tumors achieved cCR**, while the fifth treated tumor showed visual tumor shrinkage
- **3/5** patients demonstrated **cCR** in at least one **untreated tumor**
- **Visual changes** on cystoscopy identified in **4/5** patients
- **100%** of treated and untreated tumors demonstrated **immune response**[a]

High risk (n=5)

- **3/5** treated tumors demonstrated **visual tumor shrinkage**
- **1/5** patients achieved **cCR** in both the **treated tumor and an untreated tumor**
- **Visual changes** on cystoscopy identified in **4/5** patients
- **100%** of treated and untreated tumors demonstrated **immune response**[a]

Favorable safety profile observed (n=17)[b]

- <10% of patients experienced Grade 1 TEAEs related to study drug
- No Grade 2/3 TEAEs related to study drug
- No SAEs or DLTs

For purposes of this analysis, cCR is defined as absence of tumor cells on histopathologic evaluation. [a] Immune response defined by immunocyte infiltration on post-treatment histopathology. [b] Safety data include all completed light-activated cohorts (A, B, and C), including two patients treated but not efficacy evaluable (n=12), plus the drug-only cohort that received no light activation (n=5). Safety data cutoff date of July 28, 2025.
cCR, clinical complete response; **DLT**, dose-limiting toxicity; **NMIBC**, non-muscle invasive bladder cancer; **SAE**, serious adverse event; **TEAE**, treatment-emergent adverse event.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Data cutoff March 3, 2025.

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Case study: Clinical complete response confirmed in a patient with highly recurrent disease

Cohort A:
72-year-old male

Single dose bel-sar
+ light activation

- Multiple Ta low-grade tumors, intermediate risk (no CIS)
- History of Ta high-grade (<3cm), intermediate risk
- Multiple prior TURBT surgery (x6)
- Prior BCG induction and maintenance

Clinical complete response visualized at time of TURBT[a]


bel-sar
injection
Biopsy

Tumor pre-injection/pre-biopsy



Post-injection edema and ecchymosis at injection site

[a] Confirmed with histopathologic evaluation. **BCG**, Bacillus Calmette-Guerin; **CIS**, carcinoma *in situ*; **TURBT**, transurethral resection of bladder tumor.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102. Data cutoff March 3, 2025.

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Bel-sar induced **adaptive immune memory** through generation of *de novo* mature tertiary lymphoid structures (TLS)

Pre-treatment | **Post-treatment**

Target lesion (Patient A4)

Non-target lesion (Patient A4)


100 μm
100 μm
100 μm
100 μm

CD3+CD20+CD23+PanCK+PNAd+

cCR

In **5/5** participants, **mature TLS** were present in **target lesions** (3 formed TLS *de novo*)

cCR

In **2/5** participants, mature TLS were also present in **non-target lesions**, supporting potential for a **urothelial field effect**

Multiplex immunofluorescence images from Patient A4.
cCR, clinical complete response; **TLS**, tertiary lymphoid structures.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.
Note: 5 of 10 efficacy evaluable phase 1 patients selected for multiplex immunofluorescence analysis to further characterize bel-sar's mechanism of action in bladder cancer.

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Bel-sar generated innate and adaptive effectors regardless of immune environment; Converted "cold" TME to "hot", and reversed dysfunction in exhausted tumors


Pre-treatment
Post-treatment
Target lesion
(Patient A3)
250 µm
DAPI
NK cells: CD45+ CD56+
500 µm
DAPI
NK cells: CD45+ CD56+
cCR
Target lesion
(Patient A4)
100 µm
100 µm
cCR
CD45RO+CD4+ PanCK+
Yellow = Memory CD4 T-cells

In treated lesions:

- **Natural killer cell** density increased up to **40x**
- **CD4+ cytolytic T cell** density increased up to **7x**

In **5/5** participants, **CD4+ and CD8+ memory T cells** were observed after bel-sar treatment

cCR, clinical complete response; **NK**, natural killer; **TME**, tumor microenvironment.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.
Note: 5 of 10 efficacy evaluable phase 1 patients selected for multiplex immunofluorescence analysis to further characterize bel-sar's mechanism of action in bladder cancer.

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Mechanism of action: Bel-sar in bladder cancer



TREATMENT
INNATE IMMUNE RESPONSE
ADAPTIVE IMMUNE RESPONSE
RESOLUTION & REPAIR
IMMUNOSURVEILLANCE
NIR light
bel-sar injection
DAMPs
Tumor necrosis
Some tumor may remain
APCs pick up tumor Ag
DC
mΦ
NK
EOS
NEU
NK cell killing
Granulocytes sense necrotic tumor death
Ongoing anti-tumor response
NK-secreted cytokines/chemokines recruit CD4+ T cells
NK
EOS
T_{EM}
T_{conv}
CD4+ T cell killing
Develop memory/early TLS
Clinical complete response
MDSC & mΦ clear debris and remodel/repair tissue
MDSC
EOS
mΦ
Mature TLS
Potential to treat future recurrence
Ongoing active immunosurveillance
Mature TLS
Recruitment into bladder
NK
EOS
APC
T cells, B cells
Memory/TLS
Tumor
Time
Months
Illustrative Bladder Immunogenicity Profile

Ag, antigen; **APC**, antigen-presenting cell; **DAMPs**, damage-associated molecular patterns; **DC**, dendritic cell; **EOS**, eosinophils; **mΦ**, macrophage; **MDSC**, myeloid-derived suppressor cells; **NEU**, neutrophil; **NIR**, near infrared; **NK**, natural killer cells; T_{conv}, conventional T cells; T_{EM}, effector memory T cells; **TLS**, tertiary lymphoid structure; **TME**, tumor microenvironment.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Bel-sar may **disrupt the bladder cancer treatment paradigm** with an in-office frontline treatment approach

Colder tumor = harder to treat



TIL-poor
Immune "cold" or exhausted
Bel-sar
TIL-rich
Immune "hot"

Current adjuvant therapies

- Generate **unspecific cytotoxicity** without primary modification of immune landscape
- Work best in **"hot"** tumors
- Majority rely on **acute, innate immune response**
- Show **little evidence** of inducing long-term adaptive immune memory

Bel-sar's unique frontline approach[1]

- Induced **adaptive immune memory** through generation of mature TLS and memory T cell infiltration
- Generated **innate and adaptive effectors** regardless of immune environment
- Converted **"cold"** TME to **"hot"**, and reverses dysfunction in exhausted tumors

1. Based on Phase 1 multiplex immunofluorescence data. 5 of 10 efficacy evaluable phase 1 patients selected for multiplex immunofluorescence analysis to further characterize bel-sar's mechanism of action in bladder cancer.
TIL, tumor-infiltrating lymphocytes; **TLS**, tertiary lymphoid structures; **TME**, tumor microenvironment.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.

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Phase 1b/2 study design to evaluate dose and regimen in NMIBC



Intermediate-risk NMIBC
High-risk NMIBC
Study assessments
3 months
12 months
Cohort D n=6
200 µg IT
2-cycle immune-ablative
Cohort E n=5
400 µg IT
2-cycle immune-ablative
Cohort G n=5(+5)
400 µg IT
2-cycle neoadjuvant
(Prior to TURBT)
Cohort F n=5(+5)
400 µg IT
2-cycle neoadjuvant
(Prior to TURBT)



Immune-ablative
Cycle 1
Cycle 2
8W
Response assessments up to Month 12
Dose finding as a single agent
Neoadjuvant
Cycle 1
Cycle 2
2W
TURBT
Response assessments up to Month 12
Efficacy as a neoadjuvant treatment

▲ *Bel-sar injection* ▲ *Laser*

Dose per tumor, per treatment. Up to three tumors treated per visit. [a]+2-day window for injection in 2nd treatment cycle.
DLT, dose-limiting toxicity; **IT**, intratumoral; **NMIBC**, non-muscle-invasive bladder cancer; **TURBT**, transurethral resection of bladder tumor; **W**, week.
Clinicaltrials.gov identifier: NCT05483868; AU-011-102.
Note: Simplified schema of study design. The Company has two optional cohorts H and I.

Safety review conducted after 3 participants have completed the DLT period for a given cohort (14 days post-laser application in last treatment cycle)

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NMIBC, non-muscle-invasive bladder cancer; TURBT, transurethral resection of bladder tumor. Bel-sar has the potential to transform frontline bladder cancer Treat the tumor upfront triggering durable immunity ahead of TURBT Create an opportunity for durable control and reduced treatment burden Enable combination and sequencing therapies with a favorable safety profile Potential to establish a new model across bladder and other urology diseases With no current approved neoadjuvant NMIBC therapies, Bel-sar is pioneering the frontline treatment space

Company highlights

Corporate

- **Current cash** expected to fund operations into **Q1 2027**
- **Experienced leadership** team across functions

Urologic oncology therapeutic area

- **Bel-sar converted "cold" to "hot" tumors in phase 1 trial in NMIBC**, supporting a potential front-line therapy across the bladder cancer spectrum
- **Phase 1b/2 trial** evaluating additional doses and cycles in intermediate and high-risk NMIBC patients on track with data expected mid-2026

Ocular oncology therapeutic area

Early choroidal melanoma

- **Global phase 3 CoMpass** trial actively enrolling; mid-2026 enrollment completion and 2H 2027 topline data readout anticipated
- **Special protocol assessment (SPA)** agreement with FDA

Metastases to the choroid

- **High unmet need** with no drugs approved[1]
- Phase 2 proof-of-concept data expected in 2026

Cancers of the ocular surface

- **Phase 1 proof-of-concept data** expected in 2026
- **One of the largest** ocular oncology indications

1. ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis.
FDA, United States Food and Drug Administration; **NMIBC**, non-muscle-invasive bladder cancer; **SPA**, special protocol assessment.

aura 33

Appendix

Virus-like drug conjugates (VDCs) have potential advantages over oncolytic viruses HSPG, heparan sulphate proteoglycans; VDC, virus-like drug conjugate. Broader and more specific tropism for binding over normal tissue No viral genes expressed to compete with tumor antigens for induction of cell-mediated immunity Killing mechanism promotes induction of cell-mediated immunity to tumor antigens Evolution of escape mutants less likely; unlike virus cell surface and uptake receptors, HSPG modifications appear to be drivers of oncogenesis

Bel-sar’s MoA has shown synergy with PD-1 mAb in pre-clinical models Combination with anti-PD1 mAb has shown synergy in vivo and long-term durability of response Bel-sar’s MoA can transform the immune suppressive tumor microenvironment Bel-sar’s approach is mutation agnostic and can address the problem of intratumor heterogeneity MoA, mechanism of action; mAb, monoclonal antibody.

Preclinical studies in TC-1 murine tumor model. Kines RC, et al. Cancer Immunol Res. 2021;9(6):693–706. NIR, near-infrared (light). Preclinical studies demonstrated long-term tumor-free survival and induction of anti-tumor responses after a single bel-sar treatment Tumor-free survival after tumor re-challenge Long-term protection from tumor re-challenge Long-term tumor-free survival Tumor-free survival after single dose of bel-sar Day 10: bel-sar single-dose

CD4+ and CD8+ T-cells are key to **long-term durability of response** and protection from rechallenge with bel-sar

Depletion of CD4+ and CD8+ T cells at the time of treatment



Implant TC-1 tumor cells
Tumor volume: 50mm³
Day: 0 7 9 10 11 13 20 100
100
80
60
40
20
Percent survival
0 10 20 30 40 50 60 70 80 90 100
* * *
Days post tumor implantation
Isotype
Anti-CD4
Anti-CD8
Long-term tumor-free survival depends on CD4+ and CD8+ T cells

Depletion of CD4+ and CD8+ T cells at time of rechallenge



Implant TC-1 tumor cells
Tumor volume: 50mm³
Rechallenge with TC-1 tumor cells
Day: -100 -93 -90 -87 -1 0 +1 +3 +10 +17
100
80
60
40
20
Percent survival
0 10 20 30 40 50 60 70 80 90 100
Day post tumor challenge
Naïve
Isotype
Anti-CD4
Anti-CD8
Long-term protection from tumor re-challenge depends on CD4+ and CD8+ T cells

Intravenous bel-sar | NIR treatment | Depleting or matched isotype

Preclinical studies in TC-1 murine tumor model. Kines RC, et al. *Cancer Immunol Res.* 2021;9(6):693–706.
NIR, near-infrared (light).

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Robust pre-clinical activity both as a single agent and in combination with anti-PD1

Bel-sar treatment impacts primary and distant tumors, overall survival, and induction of durable immunological memory

Treatment resulted in complete response and prevented tumor growth after rechallenge

Syngeneic mouse tumor model
- TC-1 model in C57BL/6 mice
- N = 8–10/group

Anti-PD-1
- 100 µg administered once every 3 days (IP)

AU-011
- 100 µg as a single dose (IV)
- All groups treated with NIR (50 J/cm²)

All animals that survived the first treatment were rechallenged and survival was evaluated up to 100 days after rechallenge



Buffer / Naïve (re-challenge)
anti-PD-1
Isotype + AU-011
anti-PD-1 + AU011
Percent survival
0
20
40
60
80
100
0
14
28
42
56
70
84
98
112
Days post tumor implantation
Days post tumor re-challenge

IP, intraperitoneal; IV, intravenous; NIR, near-infrared (light).

aura 39

Phase 2 trial of bel-sar for choroidal melanoma: Open-label, dose-escalation with suprachoroidal administration

Trial design – 22 participants enrolled

Patient population representative of early-stage disease: Small choroidal melanoma and indeterminate lesions

Subtherapeutic regimens (N=10)
1–2 doses (n=9); 2 cycles (6 doses; n=1)

Therapeutic regimen (N=11)[a]
3 cycles (9 doses)

Cohort 1 (n=1)	Cohort 2 (n=3[b])	Cohort 3 (n=2)	Cohort 4 (n=3)	Cohort 5 (n=3)	Cohort 6 (n=10)
1 dose: 20 µg x 1 laser	1 dose: 40 µg x 1 laser	1 dose: 40 µg x 2 lasers	2 doses: 40 µg x 2 lasers QW x 2	6–9 doses: 40 µg x 2 lasers QW x 3, up to 3 cycles	9 doses: 80 µg x 2 lasers QW x 3, 3 cycles
(20 µg)	(40 µg)	(40 µg)	(80 µg)	(240–360 µg)	(720 µg)

Total intended dose

Endpoints

Tumor progression
Growth in tumor height ≥0.5 mm or ≥1.5 mm in LBD relative to baseline

Visual acuity loss
≥15 letters decrease from baseline

Tumor thickness growth rate
Change in rate of growth of tumor thickness

Goal: To determine safety, optimal dose and therapeutic regimen with suprachoroidal administration

One cycle = Doses on days 1, 8, and 15.

[a]12 patients enrolled, 1 patient who discontinued after 1 cycle due to unrelated SAEs is not included in data analysis (n=11). [b]Cohort 2: 2 participants were planned; third participant was additionally enrolled due to dose error in 1 participant.

QW, every week. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. **Data on file, Aura Biosciences.**

aura 40

Baseline characteristics

All study participants

	All patients (n=22)
Female (%)	54.5
White, not Hispanic or Latino (%)	100
Subretinal fluid at screening (%)	100
Orange pigment at screening (%)	86.4
Documented growth prior to screening (%)	86.4 *(100% of therapeutic group)*
Mean age at screening (years, ± SD)	59.2 (±16.5)
Mean baseline BCVA in study eye (ETDRS letters, ± SD)	83.2 (±7.2)
Mean baseline LBD (mm, ± SD)	8.5 (±1.4)
Mean baseline tumor thickness (mm, ± SD)	2.0 (±0.5)
Mean tumor distance to closest vision-critical structure at screening (mm, ± SD)	2.0 (±2.3)
Tumors at high risk for vision loss (%)[a]	73% *(80% [8/10] of therapeutic group)*

[a]High risk for vision loss defined as tumor edge within either 3 mm of foveal center or 3 mm of optic disc edge.
Data on file, Aura Biosciences.

aura 41

High local complete response rate at 12 months follow-up

80% tumor control rate[a] at 12 months among the 10 phase 3-eligible patients in the 3-cycle cohorts

High tumor control rates with therapeutic regimen in phase 3-eligible patients with active growth



Phase 3-eligible participants
100%
80%
60%
40%
20%
0%
Participants with tumor control at 12 months, %
20%
80%
Subtherapeutic (n=10)
Therapeutic (n=10)
Median dose (IQR):
140 µg (80–160)
720 µg (390–720)

Dose/ Regimen	n	Tumor control rate, %
Subtherapeutic regimen		
≤2 cycles	10	20% (2/10)
Therapeutic regimen		
3 cycles, phase 3-eligible[b]	10	80% (8/10)

[a]Local complete response, or CR, in early-stage choroidal melanoma is described as tumor control and complete arrest of tumor growth by ocular oncologists.
[b]One participant with circumpapillary tumor that did not meet phase 3 criteria is not included.
IQR, interquartile range. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. **Data on file, Aura Biosciences.**

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In phase 3-eligible patients, the 3-cycle regimen resulted in cessation of growth among responders (N=8)

Rate of tumor growth with bel-sar treatment



P < 0.0001
Rate of tumor growth ± SE, mm/yr
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0.351
0.011
Pre-treatment growth rate
Post-treatment growth rate



Tumor thickness (mm)
1.0
0.5
0.0
-0.5
-1.0
-450 -360 -270 -180 -90 0 90 180 270 360 450
Days
Untreated
projected growth rate
Pre-treatment
actual growth rate
Post-treatment
actual growth rate

Tumor thickness growth rates/slopes estimated using Mixed Models for Repeat Measures (MMRM); random intercept and slope model for Historical and Study periods. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. **Data on file, Aura Biosciences.**

43

Vision loss threshold (−15 letters) Populations Patients (n) Vision failuresb (n) Vision preservation rate (%) All dose cohorts All treated patients 22 1 95% Subtherapeutic ≤2 cycles 10 0 100% Therapeutic 3 cycles and phase 3-eligiblea 10 1 90% BCVA change from baseline (ETDRS letter score) Median change in BCVA in phase 3-eligible participants with therapeutic regimen (N=10)a Visual acuity was preserved in 90% of phase 3-eligible patients receiving a bel-sar therapeutic regimen 80% were at high risk of vision loss with tumors < 3 mm to the fovea or optic nerve 90% visual acuity preservation supports the potential for bel-sar to be a front-line therapy for early-stage disease aOne participant with circumpapillary tumor that did not meet phase 3 criteria is not included. bVision acuity loss defined as ≥15 letters decrease from baseline in ETDRS BCVA letter score. ClinicalTrials.gov Identifier, NCT04417530: AU-011-202. Data on file, Aura Biosciences. Study week (relative to first dose in Cycle 1) Vision preservation in 9/10 participants Loss of 18 letters in one patient with progression of preexisting juxtafoveal fluid under fovea -5 0 5 -5 -10 -15 0 13 26 39 52

Bel-sar treatment had a favorable safety profile No posterior inflammation No treatment-related SAEs No grade 3–5 treatment-related AEs * Table presents participants with AEs related to bel-sar or laser by severity and overall; participants with >1 AE are counted in the highest severity group. ClinicalTrials.gov Identifier: NCT04417530; AU-011-202. Data on file, Aura Biosciences. All treated participants (n=22)* Drug/laser-related adverse events Grade I Grade II Grade III-V Total Anterior chamber inflammation** 4 (18.2%) 0 0 4 (18.2%) Anterior chamber cell** 2 (9.1%) 0 0 2 (9.1%) Eye pain 2 (9.1%) 0 0 2 (9.1%) Anisocoria 1 (4.5%) 0 0 1 (4.5%) Conjunctival edema 1 (4.5%) 0 0 1 (4.5%) Cystoid macular edema 1 (4.5%) 0 0 1 (4.5%) Pupillary reflex impaired 1 (4.5%) 0 0 1 (4.5%) Salivary gland enlargement 0 1 (4.5%) 0 1 (4.5%) **Median duration 6 days (IQR: 3–10 days); All resolved with no or minimal treatment; If topical steroids given, median treatment duration 6 days Phase 2 safety outcomes (bel-sar/laser-related)

ClinicalTrials.gov Identifier: NCT06007690; AU-011-301. Phase 2 data support phase 3 assumptions Phase 3 trial design P < 0.005 93% power (Δ20) Actual data (Δ60) >99% power P < 0.05 Robustness analysis of tumor control rates Overall rate in phase 2 2x “worse” than phase 2 2x “worse” than phase 2 Actual rate with documented growth in phase 2 Overall rate in phase 2 94% power (Δ30) Actual data (Δ60) >99% power Same dose, regimen, route of administration, range of tumor sizes, and reading center as phase 2 trial Similar population to phase 2 participants receiving the therapeutic regimen Enriching for early documented growth; phase 3 randomization stratified by growth rate

Metastases to the choroid: Evaluating metastases from multiple tumor types may provide valuable insights into bel-sar's utility in multiple solid tumors



Platform potential in multiple solid tumors
Multiple tumor types metastasize to the eye3
Treat metastases to the choroid
~20,000/yr1
Breast
~832,000/yr2
Colon
~448,000/yr2
Prostate
~703,000/yr2
Lung
~710,000/yr2
~2,693,000/yr2
CNS cancers
Ocular surface cancers
Choroidal metastasis
Choroidal melanoma
Retinoblastoma
Head and Neck cancer
Cutaneous melanoma
Breast cancer
Lung cancer
Colon cancer
Renal cancer
Urothelial carcinoma
Prostate cancer
Ovarian cancer
Cervical cancer
Fibrosarcoma

US/EU incidence.

1. Epidemiology analysis for choroidal melanoma and choroidal metastasis by ClearView Healthcare Partners and Putnam. **2.** IARC Cancer Today. GLOBOCAN 2022 (version 1.1). Available at: Cancer Today. Accessed May 6, 2025.
3. Mathis T et al. *Prog Ret Eye Res.* 2019;68:144-176.
CNS, central nervous system.

aura 47

Metastases to the choroid: Study expanded to include patients with *any systemic solid tumor*

Study design (n=12)[a,b]

Cohort 1 (N=3) 80μg 1 cycle → **Cohort 2** (N=3) 140μg 1 cycle → **Cohort 3** (N=3) 200μg 1 cycle → **Cohort 4** (N=3) 200μg 2 cycles

Study objectives

- Safety/dose-limiting toxicity
- Efficacy
    - Tumor shrinkage
    - Vision preservation/improvement

Study population

- One or multiple choroidal metastases in one or both eyes
- **Any systemic solid tumor** *(previously breast or lung only)*
- No changes in concurrent systemic medications planned

- **Multiple sites activated**
- Primary endpoint at one-month post-treatment; possibility to see tumor shrinkage and vision preservation/improvement

[a] 3+3 Design. Each cohort to have a minimum of 3 and a maximum of 6 patients.
[b] Simplified schema of study design.

aura 48

1. Yu G-P et al. Am J Ophthalmol. 2003;135(6):800-6. 2. Triay E et al. Br J Ophthalmol. 2009;93(11):1524-8. 3. Newton R et al. Lancet. 1996;347(9013):1450-1. 4. Dalvin LA. Br J Ophthalmol. 2018;102(12):1728-1734. 5. Sun EC et al. Cancer Epidemiol Biomarkers Prev. 1997;6(2):73-7. 6. Vora et al. Surv Ophthalmol. 2017;62(1):26-42. 7. Alvarez et al. BMJ Open Ophthalmol. 2021;6(1):e000842. PAM, primary acquired melanosis; OSSN, ocular surface squamous neoplasia. Cancers of the ocular surface: Planned phase 1 safety and feasibility study with histopathologic evaluation Treatment6,7 Surgery/excision Neoadjuvant and/or adjuvant local chemotherapy No drugs specifically approved for conjunctival tumors Exenteration (removal of eye and entire orbital contents) High recurrence rate Mortality & morbidity6,7 Mortality: ~25% (for conjunctival melanoma) despite maximal treatment Morbidity: ocular irritation/pain, dry eye, vision loss, loss of eye ~30,000 Conjunctival melanoma & other melanocytic tumors (PAM)1–5 ~5,000 Conjunctival squamous cell carcinoma/OSSN1–5

IMAGE: Measure tumor BIOPSY: Main tumor Adjacent flat tumor TREATMENT #1: Inject bel-sar intratumorally Light activate only over main tumor Proof-of-concept phase 1 study of bel-sar for ocular surface tumors Assess safety, feasibility, and histopathologic response SoC, standard-of-care. Day 15 IMAGE: Measure tumor SoC EXCISION: Main tumor Map biopsies near previous biopsy sites Day 1